                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   September 13, 2001


Princeton Video Image, Inc.
(Exact Name of Registrant as Specified in Charter)


Delaware                           000-23415                  22-3062052
(State or Other Juris-            (Commission              (I.R.S. Employer
diction of Incorporation)         File Number)             Identification No.)


15 Princess Road, Lawrenceville, New Jersey               08648
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code  (609) 912-9400


(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events

      (a) On September 13, 2001, Princeton Video Image, Inc. (the "Company") issued the following press release:

PRINCETON VIDEO IMAGE SHAREHOLDERS APPROVE CABLEVISION INVESTMENT AND ACQUISITION OF PUBLICIDAD VIRTUAL

      LAWRENCEVILLE, N.J., Sep 13, 2001 (BUSINESS WIRE) -- Princeton Video Image, Inc. (NASDAQ: PVII), the Emmy Award winning leader in virtual advertising and imaging solutions, announced that, at a meeting this morning, its shareholders approved the sale of common stock and warrants to a subsidiary of Cablevision Systems Corporation (NYSE:CVC), the acquisition by PVI of Publicidad Virtual, S.A. de C.V. in exchange for common stock and warrants, and the change of PVI's state of incorporation from New Jersey to Delaware.

      These items constituted all of the proposals presented at the meeting. The transactions and the reincorporation are expected to be completed as soon as practicable.

      About Princeton Video Image, Inc., (www.Princeton Video Image-inc.com)

      The Emmy award winning, global leader in virtual advertising solutions for television, Princeton Video Image has developed and marketed a real-time video insertion system. This system, through patented computer vision technology, places computer-generated electronic images into television broadcasts of sporting events as well as other programming. These electronic images range from simple corporate names and logos to sophisticated 3-D images and animated effects. Princeton Video Image has provided video insertion services for thousands of live telecasts worldwide, including broadcasts of Major League Baseball, National League Football, professional soccer, motor sports, and other live events. Princeton Video Image is the exclusive virtual advertising provider for NFL International broadcasts. Beyond sports venues, Princeton Video Image's virtual imaging technology provides branding-oriented program enhancements for The Early Show on CBS. The Company is headquartered in Lawrenceville, New Jersey, with offices in New York City, Brussels and Johannesburg, as well as licensees' offices in Mexico City, Madrid and Seoul.

      Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to market acceptance, dependence on strategic partners and third party sales, contractual restraints on use of Princeton Video Image's technology, a rapidly changing commercial and technological environment, competition, possible adverse regulations, need for additional financing, intellectual property rights and litigation, and other risks identified in Princeton Video Image's filings with the Securities and Exchange

      Commission. Actual results, events or performance may differ materially. Princeton Video Image undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

      (b) The change of the Company's state of incorporation from New Jersey to Delaware, as more fully described in the Company's Proxy Statement filed with the Securities and Exchange Commission on August 14, 2001, was effected on September 13, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

3.1 Certificate of Incorporation of Princeton Video Image, Inc., a Delaware corporation.

3.2   By-laws of Princeton Video Image, Inc., a Delaware corporation.

99.1 Agreement and Plan of Merger, dated May 16, 2001, by and between Princeton Video Image, Inc., a New Jersey corporation and Princeton Video Image, Inc., a Delaware corporation (Incorporated by reference to Appendix C to Princeton Video Image, Inc.'s (a New Jersey corporation) Proxy Statement with respect to the September 13, 2001 special meeting of shareholders, filed on August 14, 2001).

                                   * * * * * *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Princeton Video Image, Inc.


                                              By: /s/ Lawrence Epstein
                                                  -----------------------------
                                                  Lawrence Epstein,
                                                  Vice President of Finance
                                                  and Chief Financial Officer

Date: September 13, 2001

                                  EXHIBIT INDEX

Exhibit
  No.     Description of Exhibit
-------   ----------------------
3.1       Certificate of Incorporation of Princeton Video Image, Inc., a
          Delaware corporation.

3.2       By-laws of Princeton Video Image, Inc., a Delaware corporation.

99.1      Agreement and Plan of Merger, dated May 16, 2001, by and between
          Princeton Video Image, Inc., a New Jersey corporation and Princeton
          Video Image, Inc., a Delaware corporation (Incorporated by reference to Appendix C to Princeton Video Image, Inc.'s (a New Jersey corporation) Proxy Statement with respect to the September 13, 2001 special meeting of shareholders, filed on August 14, 2001).